Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solazyme, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), each of Jonathan S. Wolfson, Chief Executive Officer of the Company and Tyler W. Painter, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2013

/s/ JONATHAN S. WOLFSON
Jonathan S. Wolfson
Chief Executive Officer

/s/ TYLER W. PAINTER
Tyler W. Painter
Chief Financial Officer